Filed pursuant to Rule 497(a)

Registration No. 333-232387

Rule 482ad

New Issue: Golub Capital BDC, Inc.

Issuer: Golub Capital BDC, Inc. (“GBDC”)

Format: SEC Registered - Senior Unsecured

Ratings: Moody’s: Baa3 (Stable), S&P: BBB- (Stable), Fitch: BBB- (Stable)

Size: $300 million

Tenor: Long 5-year

Maturity: February 15, 2027

Change of Control: Yes, 100% (See Red)

Active Bookrunners: SMBC Nikko (B&D) / J.P. Morgan

IPTs: T+180bp area

UOP: Redeem outstanding indebtedness under the 2020 Debt Securitization and repay a portion under the Revolving Credit facilities

Denominations: $2000 x $1000

Optional Redemption: Make-Whole, 1 Month Par Call

Settlement: T+5 (August 3, 2021)

Timing: Today’s Business

Sales into Canada: Yes, exemption

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Golub Capital BDC, Inc. before investing. A preliminary prospectus supplement, together with an accompanying prospectus, have been filed with the Securities and Exchange Commission, which contain this and other information about Golub Capital BDC, Inc. and should be read carefully before investing.

The information in the preliminary prospectus supplement and accompanying prospectus and in this announcement is not complete and may be changed. The preliminary prospectus supplement and accompanying prospectus and this announcement are not offers to sell any securities of Golub Capital BDC, Inc. and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

Golub Capital BDC, Inc.’s shelf registration statement is on file with and has been declared effective by the Securities and Exchange Commission. Any offering of Golub Capital BDC, Inc.’s securities may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of a preliminary prospectus supplement, together with an accompanying prospectus, may be obtained from SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, email:prospectus@smbcnikko-si.com or J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attn: Investment Grade Syndicate Desk, facsimile: 212-834-6081.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ABOUT GOLUB CAPITAL BDC, INC.

Golub Capital BDC, Inc. is an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. Golub Capital BDC, Inc. invests primarily in one-stop and other senior secured loans of U.S. middle-market companies that are often sponsored by private equity investors. Golub Capital BDC, Inc.’s investment activities are managed by its investment adviser, GC Advisors LLC, an affiliate of the Golub Capital group of companies (“Golub Capital”).

ABOUT GOLUB CAPITAL

Golub Capital is a market-leading, award-winning direct lender and credit asset manager, with over $35 billion of capital under management. Golub Capital specializes in delivering reliable, creative and compelling financing solutions to middle market companies backed by private equity sponsors. The firm’s credit expertise also forms the foundation of its Late Stage Lending business and its Broadly Syndicated Loan investment program. Across its activities, Golub Capital nurtures long-term, win-win partnerships that inspire repeat business from its private equity sponsor clients and investors. Founded over 25 years ago, Golub Capital today has over 550 employees and lending offices in Chicago, New York, San Francisco and London.

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